                                                                     EXHIBIT 4.1

         [BOOTS & COOTS INTERNATIONAL WELL CONTROL LOGO APPEARS HERE]

       COMMON STOCK                                    COMMON STOCK

         NUMBER                                           SHARES

INCORPORATED UNDER THE LAWS                          CUSIP 099469 10 8
 OF THE STATE OF DELAWARE                  SEE REVERSE FOR CERTAIN ABBREVIATIONS


--------------------------------------------------------------------------------
THIS CERTIFIES THAT




IS THE OWNER OF
--------------------------------------------------------------------------------
FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.00001 EACH OF THE
                               COMMON STOCK OF

                BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by his duly authorized Attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

/s/ Thomas R. Easley            BOOTS & COOTS    Signature appears here
______________________________  CORPORATE SEAL  ________________________________
SECRETARY                       APPEARS HERE    PRESIDENT



Countersigned and Registered:
                    JERSEY TRANSFER AND TRUST CO.
                     201 Bloomfield Ave. Box 36
                          Verona, NJ 07044

                                                    Transfer Agent and Registrar


By                                                       Authorized Officer

                BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM-  as tenants in common     UNIF GIFT MIN ACT-______Custodian_______
     TEN ENT-  as tenants by the entireties               (Cust)         (Minor)
      JT TEN-  as joint tenants with
               right of survivorship and          under Uniform Gifts to Minors
               not as tenants in common
                                                  Act__________________________
                                                              (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

[                                    ]__________________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated ________________________________



                                ________________________________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:



____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBER-
SHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.